UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2007
INFINITY ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-17204 (Commission File Number)	20-3126427 (I.R.S. Employer Identification Number)

633 Seventeenth Street, Suite 1800 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)
Registrant’s telephone number, including area code: (720) 932-7800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events
     On May 15, 2007, Infinity Energy Resources, Inc. (“Infinity”) held its annual meeting of shareholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting consisted of two proposals set forth in Infinity’s Proxy Statement dated April 24, 2007. The two proposals submitted to a vote of shareholders are set forth below:
     (a) The election of five directors to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified; and
     (b) To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC, as Infinity’s independent registered public accounting firm for the current fiscal year.
     The following sets forth the votes cast for, against or withheld, as well as the number of abstentions, as to each of the proposals presented at the meeting:
Election of Directors:

Nominee	For	Withheld
Stanton E. Ross	16,079,878	805,544
James A. Tuell	15,874,500	1,010,922
Elliot M. Kaplan	16,135,946	749,476
Robert O. Lorenz	15,976,888	908,534
Leroy C. Richie	15,950,093	935,329
Ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as Infinity’s independent registered public accounting firm:

For	Against	Abstain
16,310;718	537,213	37,491
Each of the proposals presented at the Annual Meeting was approved.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: May 16, 2007.

Infinity Energy Resources, Inc.
By:	/s/ J. A. Tuell
J. A. Tuell
President and Chief Operating Officer

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